UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report:  August 17, 2005

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number  0-7903

DELAWARE	36-2675371
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors.

At their meeting on August 17, 2005, the Board of Directors of Quixote Corporation (the “Registrant”) elected Duane M. Tyler to the Registrant’s Board of Directors and appointed him to the Audit Committee.

Mr. Tyler was most recently the Senior Vice President-Growth and Partner-in-Charge of the Chicago office of McGladrey & Pullen, LLP, a leading national CPA firm.  Mr. Tyler holds a BS in Accounting from Ball State University and is a certified public accountant.

A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

The following Exhibit is included herein:

(c)           Exhibits

99            Press Release issued by Quixote Corporation, dated August 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	August 22, 2005	/s/ Leslie J. Jezuit
LESLIE J. JEZUIT
President and Chief Executive
Officer